Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.25BG

SIXTY-THIRD AMENDMENT

TO

RESTATED AND AMENDED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS HOLDING COMPANY LLC

This Sixty-third Amendment (this “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Holding Company, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into a certain Restated and Amended CSG Master Subscriber Management System Agreement dated effective as of February 9, 2009, as amended (collectively the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree as follows as of the Effective Date:

1.   Customer has requested and CSG has agreed to provide an additional service order distribution interface (”SODI”) to support Customer's HSD items project.  As a result, and in accordance with the terms of the agreement:

(a)  The ****** maintenance fee of $********* pursuant to Schedule F, CSG Services, II. Interfaces, Section D. Telephony, A. Service Order Distribution Interface, line item 3., "Maintenance (per interface)" of the Agreement, will be invoiced by CSG to Customer for the additional instance of SODI referenced in this Section 1 upon completion of implementation, pursuant to that certain Statement of Work entitled "Implement Service Order Distribution ("SODI") Interface for HSD Items" (CSG document no.4103479), of such SODI instance (the "HSD Items SOW").

(b)  CSG will invoice and Customer agrees to pay an additional ******* fee of $****** for the SODI referenced in this Section 1 in Customer's production/training environment pursuant to Schedule F, CSG Services, II. Interfaces, D. Telephony, A. Service Order Distribution Interface, 4. Operations Support, upon completion of implementation, pursuant to the HSD Items SOW.

(c)  Section 8(ii) of the Fifteenth Amendment dated January 11, 2011 (CSG document no. 2306672), as amended by the Seventeenth Amendment dated November 4, 2011 (CSG document no. 2507468), as amended by Section 1(b) of the Thirty-second Amendment dated August 8, 2012, and as further amended by Section 1(c) of the Forty-fourth Amendment dated October 30, 2013 (CSG document no. 2503969), is hereby amended to increase the ******* support fee of $********* per ***** by $****** to $********* for the SODI in Customer's CTER environment.

[Signature Page Follows]

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

THIS AMENDMENT is executed on the day and year of the last signature below (the “Effective Date”).

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Michael Ciszek	By: /s/ Peter E. Kalan
Name: ________________	Name: Peter E. Kalan
Title: __________________	Title: President & CEO
Date: _________________	Date: 2/11/15